UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Lifeward Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cabot Rd., Hudson, MA	01749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +508.251.1154

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act	Trading Symbol	Name of each exchange on which registered
Ordinary shares, no par value	LFWD	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02             Results of Operations and Financial Condition.

On August 14, 2026, Lifeward Ltd. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2026. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Resignation of Directors

On August 12, 2026, each of Robert J. Marshall, Jr., Michael Swinford and William Mark Sigsbee notified the Board of their decision to step down from the Board, effective as of August 13, 2026. The departure of each of Messrs. Marshall, Swinford and Sigsbee did not result from any disagreement with the Company on any matter relating to its operations, policies or practices. The Company extends its deepest gratitude to each of Messrs. Marshall, Swinford and Sigsbee for their distinguished service to the Board and lasting contributions to the Company.

Departure of Chief Financial Officer

On August 14, 2026, the Company announced that Almog Adar will step down as the Chief Financial Officer of the Company. Mr. Adar will continue to serve in his existing role through September 30, 2026 to assist with a transition to a successor. For purposes of the separation benefits under his existing employment agreement, as amended, Mr. Adar’s departure will be treated as a termination without cause. On August 10, 2026, the Company entered into a separation agreement with Mr. Adar providing for separation benefits substantially similar to those contemplated by Mr. Adar’s existing employment agreement. A copy of Mr. Adar’s separation agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release dated August 14, 2026 of Lifeward Ltd., announcing financial results for the second quarter ended June 30, 2026.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeward Ltd.
Dated: August 14, 2026	By:	/s/ Almog Adar
	Name:	Almog Adar
	Title:	Chief Financial Officer